Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of January 27, 2016 and is entered into by and among Sterling Midco Holdings, Inc, a Delaware corporation (the “Borrower”), Sterling Intermediate Corp., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, KeyBank National Association as the administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), the First Amendment Additional Term Loan Lenders and the other Lenders set forth on the signature pages hereto, and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT dated as of June 19, 2015 (as modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”) by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement after giving effect to this Amendment. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

WHEREAS, pursuant to the First Lien Credit Agreement, the Lenders have extended credit to the Borrower;

WHEREAS, Sterling Infosystems, Inc. a Delaware corporation and a wholly-owned subsidiary of the Borrower (“Sterling Infosystems”) has entered into the Agreement and Plan of Merger dated as of December 7, 2015 (the “Acquisition Agreement”), by and among Sterling Infosystems, TalentWise, Inc., a Delaware corporation (“Target”), Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Borrower and Fortis Advisors LLC, in its capacity as representative of existing shareholders of the Target, pursuant to which, among other things, Sterling Infosystems will acquire (the “Acquisition”), indirectly by way of merger, all of the equity interests (other than a portion of the equity interests of the Target converted or rolled over by the existing shareholders of the Target on the Closing Date in an amount equal to or greater than $35,000,000 in accordance with the Acquisition Agreement (the “Rollover Equity Contribution”)) of Target, with such Acquisition constituting a Permitted Acquisition under and as defined in the First Lien Credit Agreement;

WHEREAS, the Acquisition is a Limited Condition Transaction and the Borrower has requested that lenders provide, pursuant to Section 2.14 of the First Lien Credit Agreement, Incremental Term Loans in an aggregate principal amount of $110,000,000, which, together with the proceeds of (A) the First Amendment Additional Second Lien Term Loans, (B) the Rollover Equity Contribution and (C) a cash equity contribution from Broad Street Principal Investments, L.L.C. (together with its controlled affiliates (including its affiliated private equity funds), collectively, the “Sponsor”) and the other direct and indirect shareholders of Sterling Ultimate Parent Corp., a Delaware corporation and the ultimate parent of the Borrower (the “Other Shareholders” and, together with the Sponsor, the “Shareholders”) in an aggregate principal amount of $20,000,000 (the “Shareholders’ Equity Contribution”) will be used to consummate the First Amendment Transactions;

WHEREAS, subject to certain conditions, the First Amendment Additional Term Loan Lenders are willing to provide the First Amendment Additional Term Loans described herein;

WHEREAS, the First Amendment Additional Term Loans shall have the same terms as, and shall constitute part of the same Class as, the Initial Term Loans, as modified hereby;

WHEREAS, by signing this Amendment, the Required Lenders have consented to the amendments to the First Lien Credit Agreement described in Section 2.1 below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

1.1 Definitions.

As used in this Amendment (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Acquisition” has the meaning set forth in the Recitals hereto.

“Acquisition Agreement” has the meaning set forth in the Recitals hereto.

“Closing Date” has the meaning ascribed to that term in the Acquisition Agreement.

“First Amendment Additional Facilities” means, collectively, the First Amendment Additional Term Loans hereunder and the First Amendment Additional Second Lien Term Loans.

“First Amendment Additional Second Lien Term Loans” means incremental term loans in an aggregate principal amount equal to $20,000,000 to be made pursuant to the First Amendment to Second Lien Credit Agreement.

“First Amendment Additional Term Loan Commitment” means, with respect to each First Amendment Additional Term Loan Lender, the obligation of such First Amendment Additional Term Loan Lender to make an Incremental Term Loan to the Borrower hereunder on the First Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “First Amendment Additional Term Loan Commitment” with respect to such First Amendment Additional Term Loan Lender on Schedule I hereto. The aggregate amount of the First Amendment Additional Term Loan Commitments of all First Amendment Additional Term Loan Lenders as of the First Amendment Effective Date is $110,000,000.

“First Amendment Additional Term Loan Lender” has the meaning set forth in Section 3.1.

“First Amendment Additional Term Loans” has the meaning set forth in Section 3.1.

“First Amendment Effective Date” means January 27, 2016.

“First Amendment Joint Lead Arrangers” means, collectively, Goldman Sachs Lending Partners LLC, KeyBanc Capital Markets Inc. and ING Capital LLC.

“First Amendment to Second Lien Credit Agreement” that certain First Amendment to Second Lien Credit Agreement dated as of the date of this Amendment made with reference to the Second Lien Credit Agreement.

“First Amendment Transactions” means, collectively, the transactions and the other agreements contemplated by the Acquisition Agreement, this Amendment and the First Amendment to Second Lien Credit Agreement and, in each case, the payment of fees, premiums, expenses and other transaction costs incurred in connection therewith (including funding any “original issue discount” or other upfront fees, as applicable).

“Material Adverse Effect” has the meaning ascribed to that term in the Acquisition Agreement.

“Permitted Surviving Debt” means, collectively, in respect of the Target, (i) Indebtedness permitted to remain outstanding under the Acquisition Agreement; (ii) Indebtedness permitted to be incurred under the Acquisition Agreement prior to the Closing Date and permitted to remain outstanding thereunder; (iii) ordinary course capital leases, purchase money indebtedness, equipment financings, letters of credit, surety bonds and short-term working capital facilities; and (iv) any other Indebtedness constituting Permitted Indebtedness.

“Rollover Equity Contribution” has the meaning set forth in the Recitals hereto.

“Shareholders” has the meaning set forth in the Recitals hereto.

“Shareholders’ Equity Contribution” has the meaning set forth in the Recitals hereto.

“Specified Representations” means the representations and warranties set forth in Sections 5.01(a), 5.02(a), 5.02(b)(i), 5.02(b)(iii), 5.04 (in the case of Sections 5.02(a), 5.02(b)(i), 5.02(b)(iii) and 5.04, in respect of the Loan Documents entered into on the First Amendment Effective Date only), 5.12, 5.16, 5.18(a), 5.18(c) and 5.18(d) (in the case of Section 5.18(d), in respect of the use of proceeds of the First Amendment Additional Term Loans only) and 5.19(a) (in respect of the Collateral Documents entered into on the First Amendment Effective Date only) of the First Lien Credit Agreement.

“Target” has the meaning set forth in the Recitals hereto.

SECTION II. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

2.1 Amendments to First Lien Credit Agreement.

2.1.1 The First Lien Credit Agreement is hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the First Lien Credit Agreement attached hereto as Exhibit A, except that any Schedule, Exhibit or other attachment to the First Lien Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex 1 shall remain in effect without any amendment or other modification thereto.

2.1.2 Notwithstanding the requirements contained in Section 2.02(a) of the First Lien Credit Agreement with respect to the minimum advance notice required for Borrowings of Eurocurrency Rate Loans, the Administrative Agent and each First Amendment Additional Term Loan Lender hereby consents and agrees that any Borrowing of Eurocurrency Rate Loans that are Incremental Term Loans on the First Amendment Effective Date may be made upon the Borrower’s irrevocable notice to the Administrative Agent not later than 11:00 A.M. one Business Day prior to the requested date of such Borrowing. The Administrative Agent and each First Amendment Additional Term Loan Lender further consents and agrees that such Borrowing may be comprised of Eurocurrency Rate Loans having an Interest Period commencing on the First Amendment Effective Date and ending on March 31, 2016.

2.2 Schedules.

To make the schedules to the First Lien Credit Agreement true, correct and complete as of the date hereof, Schedules 1.01A, 1.01C and 5.11 to the First Lien Credit Agreement are each hereby amended and supplemented as set forth on the correspondingly numbered schedules attached hereto.

SECTION III. PROVISIONS RELATING TO FIRST AMENDMENT ADDITIONAL TERM LOANS

The Administrative Agent and each Lender named on Schedule I hereto as having a commitment in respect of the Incremental Term Loans (a “First Amendment Additional Term Loan Lender” and the Loans thereunder the “First Amendment Additional Term Loans”) to be made on the First Amendment Effective Date hereby agree that:

A. Tranche. The First Amendment Additional Term Loans shall be treated as the same Class, and are subject to the same terms, conditions, fees and documentation as the Initial Term Loans for all purposes under the Loan Documents, as modified hereby. Unless the context shall otherwise require, the First Amendment Additional Term Loan Lenders shall constitute “Term Lenders” and the First Amendment Additional Term Loans shall constitute “Initial Term Loans” and “Term Loans”, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents.

B. Maturity Date. The maturity date for the First Amendment Additional Term Loans shall be the same as the Maturity Date with respect to the Initial Term Loans. The Weighted Average Life to Maturity of the First Amendment Additional Term Loans is not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans.

C. Interest Rate. The applicable rate for the First Amendment Additional Term Loans shall be the same as the Applicable Rate with respect to the Initial Term Loans. The applicable margin for the First Amendment Additional Term Loans and the Initial Term Loans shall be as specified in the First Lien Credit Agreement as modified by this Amendment.

D. No Additional Covenants or Events of Default. Except with respect to the obligation to repay the First Amendment Additional Term Loans as and when specified in the First Lien Credit Agreement (as modified by this Amendment), the First Amendment Additional Term Loans are not entitled to any additional covenants or undertakings by the Loan Parties, nor do they impose any additional restrictions or events of default on the Loan Parties.

E. Funding Losses. Pursuant to Section 3.05 of the First Lien Credit Agreement, the Borrower shall be obligated to pay to the Lenders all amounts, if any, owing under Section 3.05 of the First Lien Credit Agreement on account of the borrowing of the First Amendment Additional Term Loans, including without limitation, arising out of the reallocation of Term Loans that are LIBOR Loans among the Term Loan Lenders (including each First Amendment Additional Term Loan Lender).

SECTION IV. CONDITIONS TO EFFECTIVENESS

4.1 Conditions.

The agreement of each First Amendment Additional Term Loan Lender to make First Amendment Additional Term Loans on the First Amendment Effective Date is subject to the satisfaction, or waiver by the First Amendment Joint Lead Arrangers, of the following conditions precedent:

4.1.1 The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each in form and substance reasonably satisfactory to the Administrative Agent:

a.	Committed Loan Notice in accordance with Section 2.02(a) of the First Lien Credit Agreement (as amended by Section 2.1.2);

b.	counterparts of this Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, the Required Lenders and the First Amendment Additional Term Loan Lenders;

c.	a Joinder Agreement, duly executed by the Target;

d.	a joinder to the Junior Lien Intercreditor Agreement, duly executed by the Target;

e.

each Collateral Document required to be executed on the First Amendment Effective Date, duly executed by each Loan Party thereto, together with delivery to the Collateral Agent of (A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock or membership interest powers executed in blank (or confirmation in lieu thereof that such certificates, powers and instruments have been sent for overnight delivery to the Collateral Agent or its counsel) and (B) each promissory note, if any, representing Pledged Debt referred to therein accompanied by note powers duly executed in blank by the pledgor thereof;

f.

such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the First Amendment Effective Date;

g.	a legal opinion from Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties;

h.

a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the First Amendment Transactions) substantially in the form of Exhibit E-2 to the First Lien Credit Agreement; and

i.

a certificate, dated the First Amendment Effective Date and signed by an Authorized Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 4.1.3, 4.1.4 and 4.1.6 below;

provided, however, that, each of the requirements set forth in clause 4.1.1.e above (except to the extent that a Lien on such Collateral may be perfected by (x) the filing of a financing statement under the UCC or (z) the delivery of stock certificates, together with undated stock powers executed in blank) is not provided or perfected on the First Amendment Effective Date after the relevant Loan Party’s use of commercially reasonable efforts to do so, the provision and/or perfection of such security interests in such Collateral shall not constitute a condition precedent to the availability of the First Amendment Additional Term Loans on the First Amendment Effective Date, but shall be required to be provided and/or perfected within sixty (60) days after the First Amendment Effective Date (subject to extensions granted by the Administrative Agent in its reasonable discretion).

4.1.2 Prior to or substantially simultaneously with the funding of the Borrowings under this Amendment, the Acquisition shall have been consummated in accordance with the terms of the Acquisition Agreement, without giving effect to any amendments, waivers or consents by Holdings that are materially adverse to the interests of the First Amendment Additional Term Loan Lenders or the First Amendment Joint Lead Arrangers in their respective capacities as such without the consent of the First Amendment Joint Lead Arrangers, such consent not to be unreasonably withheld, delayed or conditioned (it being agreed that (A) any amendment, modification, waiver or consent to the definition of the term Material Adverse Effect shall be deemed to be materially adverse to the interests of the First Amendment Additional Term Loan Lenders, (B) any decrease in the purchase price shall be materially adverse to the interests of the First Amendment Additional Term Loan Lenders or the First Amendment Joint Lead Arrangers in their respective capacities as such, unless such decrease in purchase price is accompanied by, in the sole discretion of the First Amendment Joint Lead Arrangers, a ratable dollar for dollar decrease in the First Amendment Additional Facilities, in the aggregate and (C) any increase in the purchase price shall be materially adverse to the interests of the First Amendment Additional Term Loan Lenders or the First Amendment Joint Lead Arrangers in their respective capacities as such, unless such increase is funded by an equal cash equity contribution, directly or indirectly, to the Borrower by the Shareholders).

4.1.3 The representations and warranties made by the Target in the Acquisition Agreement that are material to the interests of the First Amendment Additional Term Loan Lenders shall be true and correct in all material respects on and as of the First Amendment Effective Date, but only to the extent that Sterling Infosystems (or any applicable Affiliate thereof) has the right to terminate its obligations, or decline to consummate the Acquisition under the Acquisition Agreement as a result of a breach of such representations and warranties; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date.

4.1.4 The Specified Representations shall be true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that any Specified Representation specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date.

4.1.5 The following representation shall be true and correct in all material respects on and as of the First Amendment Effective Date:

a.

The execution, delivery and performance by each Loan Party of each Loan Document entered into on the First Amendment Effective Date, to which such Person is a party, does not conflict with or result in any breach or contravention of the First Lien Credit Agreement (as amended by this Amendment).

4.1.6 Prior to or substantially concurrently with the funding of the First Amendment Additional Term Loans, the Shareholders’ Equity Contribution and the Rollover Equity Contribution shall have been consummated.

4.1.7 Since December 31, 2014, there shall not have occurred any event, effect, change, circumstance or development that has had or would reasonably be expected to have a Material Adverse Effect.

4.1.8 All fees and expenses due to the First Amendment Joint Lead Arrangers, the First Amendment Additional Term Loan Lenders and the Administrative Agent, required to be paid on the First Amendment Effective Date (as separately agreed in writing) and (in the case of expenses) to the extent a reasonably detailed invoice has been delivered to the Borrower at least three Business Days before the First Amendment Effective Date shall have been paid.

4.1.9 The Administrative Agent shall have received (i) an audited consolidated balance sheet and related statements of income and cash flows of the Target as of and for each of the fiscal years ended December 31, 2014 and December 31, 2013, (ii) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and the Target for each fiscal quarter thereafter ended at least 45 days prior to the First Amendment Effective Date and (iii) a pro forma consolidated balance sheet of the Borrower and related pro forma statement of income as of and for the most recently ended four consecutive fiscal quarters for which internal financial statements are available, prepared after giving effect to the First Amendment Transactions and the First Amendment Additional Facilities as if the First Amendment Transactions had occurred as of such date; provided that (w) the financial statements described in clauses (i) and (ii) above have been prepared in accordance with GAAP consistently applied, (x) each such pro forma financial statement shall be prepared in good faith by the Borrower and (y) no such pro forma financial statement shall be required to include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

4.1.10 The First Amendment Joint Lead Arrangers (to the extent reasonably requested in writing at least ten (10) Business Days prior to the First Amendment Effective Date) shall have received, at least three (3) Business Days prior to the First Amendment Effective Date, all documentation and other information required by Governmental Authorities, with respect to the Target, under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act.

4.1.11 Prior to or substantially simultaneously with the funding of the First Amendment Additional Term Loans, the Borrower shall have received the proceeds of the First Amendment Additional Second Lien Term Loans on terms and conditions reasonably satisfactory to the First Amendment Joint Lead Arrangers.

4.1.12 The Administrative Agent shall have received reasonably satisfactory evidence that, prior to or substantially concurrently with the funding of the First Amendment Additional Term Loans, all preexisting third party debt for borrowed money of the Target and its Subsidiaries which is required to be repaid as set forth in the Acquisition Agreement (excluding, for the avoidance of doubt, Permitted Surviving Debt) has been repaid in full and all related commitments have been terminated and all related liens have been released.

SECTION V. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the First Lien Credit Agreement and this Amendment and consents to the amendment of the First Lien Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to consent to the amendments to the First Lien Credit Agreement effected pursuant to this Amendment and (ii) nothing in the First Lien Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the First Lien Credit Agreement.

Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

SECTION VI. MISCELLANEOUS

A. Notice. This Amendment shall constitute notice by the Borrower to the Administrative Agent for purposes of Section 2.14 of the First Lien Credit Agreement.

B. Reference to and Effect on the First Lien Credit Agreement and the Other Loan Documents.

1 On and after the First Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement as amended by this Amendment.

2 Except as specifically amended by this Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3 This Amendment shall, with respect to the First Amendment Additional Term Loans, be considered an “Incremental Amendment” for all purposes under the Loan Documents.

4 The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Lien Credit Agreement or any of the other Loan Documents.

C. Incorporation. The provisions of Section 10.11, 10.15, 10.16 and 10.20 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING MIDCO HOLDINGS, INC.,
as Borrower
STERLING INTERMEDIATE CORP.,
as Holdings
STERLING INFOSYSTEMS HOLDINGS, INC.
STERLING INFOSYSTEMS, INC.

By:	/s/ Daniel O’Brien
Name:	Daniel O’Brien
Title:	Chief Financial Officer

ABSO
THE PREMIER COMPANY
BISHOPS SERVICES, INC.
SCREENING INTERNATIONAL LLC
AMERICAN BACKGROUND INFORMATION
SERVICES, INC.
UNISOURCE SCREENING & INFORMATION,
INC.
STERLING INFOSYSTEMS – OHIO, INC.

By:	/s/ Daniel O’Brien
Name:	Daniel O’Brien
Title:	Treasurer

[Signature Page to the First Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Alison M. Sammon
Name: Alison M. Sammon
Title: Vice President

[Signature Page to the First Amendment to First Lien Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Anna Ashurov
Authorized Signatory

Anna Ashurov
Authorized Signatory

[Signature Page to the First Amendment to First Lien Credit Agreement]

Ace European Group Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ACE Property & Casualty Insurance Company, as a Required Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Aetna Health Inc.,
as a Required Lender
BY: BlackRock Investment Management, LLC, Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Aetna Health Management, LLC,
as a Required Lender
BY: BlackRock Investment Management, LLC, Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Aetna Life Insurance Company,
as a Required Lender
BY: BlackRock Investment Management, LLC, Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM VI, Ltd.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM VII (R), Ltd.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM VII (R)-2, Ltd.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM VII, Ltd.,
as a Required Lender
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM VIII, Ltd.,
as a Required Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM X, LTD.,
as a Required Lender
BY: Apollo Credit Management (CLO), LLC, as its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM XI, Ltd.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM XII, Ltd.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM XIV, LTD.,
as a Required Lender
BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM XVI, LTD.,
as a Required Lender
By: Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ALM XVII, Ltd.,
as a Required Lender
BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

AMMC CLO 15, LIMITED,
as a Required Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

AMMC CLO 16, LIMITED,
as a Required Lender
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

AMMC CLO XIII, LIMITED,
as a Required Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Anchorage Capital CLO 5, Ltd.,
as a Required Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Anchorage Capital CLO 6, Ltd.,
as a Required Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Anchorage Capital CLO 7, Ltd.,
as a Required Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Aon Hewitt Group Trust - High Yield Plus Bond Fund,
as a Required Lender
By: Sankaty Advisors, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Apollo Trading LLC, as a Required Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Arrowpoint CLO 2014-2, LTD.,
as a Required Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Arrowpoint CLO 2014-3, LTD.,
as a Required Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Arrowpoint CLO 2015-4, Ltd.,
as a Required Lender
By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

AUDAX SENIOR LOAN FUND SPV, LLC, as a Required Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page to the First Amendment to First Lien Credit Agreement]

AUDAX SENIOR DEBT (WCTPT) SPV, LLC,
as a Required Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page to the First Amendment to First Lien Credit Agreement]

AUDAX CREDIT STRATEGIES (SCS) SPV, LLC, as a Required Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page to the First Amendment to First Lien Credit Agreement]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD., as a Required Lender

By:	/s/ Michael McGonigle
Name: Michael McGonigle
Title: Authorized Signatory

[Signature Page to the First Amendment to First Lien Credit Agreement]

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH,
as a Required Lender
By: Sankaty Advisors, LP as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Avery Point II CLO, Limited,
as a Required Lender
BY: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Avery Point III CLO, Limited,
as a Required Lender
BY: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Avery Point IV CLO, Limited,
as a Required Lender
BY: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Avery Point V CLO, Limited,
as a Required Lender
BY: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Document Control Team

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Avery Point VI CLO, Limited,
as a Required Lender
By: Sankaty Advisors, LP, as Warehouse Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Document Control Team

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Bandera Strategic Credit Partners II, L.P.,
as a Required Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust,
as a Required Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Defined Opportunity Credit Trust,
as a Required Lender
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Floating Rate Income Strategies Fund, Inc.,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Floating Rate Income Trust,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Funds II, BlackRock Floating Rate Income Portfolio,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Limited Duration Income Trust,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Secured Credit Portfolio of BlackRock Funds II,
as a Required Lender
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BlackRock Senior Floating Rate Portfolio,
as a Required Lender
By: BlackRock Investment Management, LLC, its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Blue Cross and Blue Shield of Florida, Inc.,
as a Required Lender
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Blue Cross of California,
as a Required Lender
BY: Sankaty Advisors, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

BOWERY FUNDING ULC,
as a Required Lender

By:	/s/ Shehzeen Ahmed
Name: Shehzeen Ahmed
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Caisse de dépôt et placement du Québec, as a Required Lender

By:	/s/ Jean Pierre Jetté
Name: Jean Pierre Jetté
Title: Senior Portfolio Manager

By:	/s/ James B. McMullan
Name: James B. McMullan
Title: Senior Vice-President

[Signature Page to the First Amendment to First Lien Credit Agreement]

Canyon Capital CLO 2012-1 Ltd.,
as a Required Lender
BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Canyon Capital CLO 2014-2 Ltd.,
as a Required Lender
BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Canyon Capital CLO 2015-1, LTD.,
as a Required Lender
By: Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Catholic Health Initiatives Master Trust,
as a Required Lender
By: Sankaty Advisors, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Chevron Master Pension Trust,
as a Required Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

CHI Operating Investment Program L.P.,
as a Required Lender
BY: Sankaty Advisors, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Consumer Program Administrators, Inc,
as a Required Lender
By: BlackRock Financial Management, Inc. its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

CUTWATER 2015-I, LTD., as a Required Lender

By:	/s/ Alex Jackson
Name: ALEX JACKSON
Title: AUTHORIZED SIGNATORY

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

DaVinci Reinsurance Ltd.,
as a Required Lender
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 30 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 31 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 33 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 34 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 36 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 37 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 38 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 40 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Dryden 41 Senior Loan Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust,
as a Required Lender
By: Prudential Investment Management, Inc.,
as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Everest Funding LLC, as a Required Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

FirstEnergy System Master Retirement Trust,
as a Required Lender
By: Sankaty Advisors, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens Title: Sr. Vice President of Operations

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Fixed Income Opportunities Nero, LLC,
as a Required Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi Title: Vice President

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Required Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

By:
Name: Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

[LENDER NAME], as a Required Lender

Gallatin CLO IV 2012-1, Ltd
As Assignee
By: MP Senior Credit Partners LP
as its Collateral Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig Title: President

[Signature Page to the First Amendment to First Lien Credit Agreement]

[LENDER NAME], as a Required Lender

GALLATIN CLO VI 2013-2, LLC
By: MP Senior Credit Partners L.P.
as its Portfolio Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig Title: President

[Signature Page to the First Amendment to First Lien Credit Agreement]

[LENDER NAME], as a Required Lender

Gallatin CLO VII 2014-1, Ltd.
By: MP Senior Credit Partners
as its Portfolio Manager

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President

[Signature Page to the First Amendment to First Lien Credit Agreement]

Goldman Sachs Lending Partners LLC
as a Required Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Google Inc.,
as a Required Lender
By: Sankaty Advisors, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim Global Bank Loans Fund,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim Loan Master Fund, Ltd,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim U.S. Loan Fund,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series),
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

HI-PF-BUL-SFonds,
as a Required Lender
BY: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

IBM Personal Pension Plan Trust,
as a Required Lender
BY: Apollo Fund Management LLC,
its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Indiana University Health, Inc.,
as a Required Lender
By: Guggenheim Partners Investment Management,
LLC, as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Ironshore Inc.,
as a Required Lender
BY: BlackRock Financial Management, Inc., its
Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

JPMBI re Blackrock Bankloan Fund,
as a Required Lender
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Kaiser Foundation Hospitals,
as a Required Lender
BY: Sankaty Advisors, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Kaiser Permanente Group Trust,
as a Required Lender
By: Sankaty Advisors, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Los Angeles County Employees Retirement Association,
as a Required Lender
By: Sankaty Advisors, LP, as Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite IX, Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite VI, Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite VII, Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite VIII, Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite XI, Limited,
as a Required Lender
BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite XII, LTD.,
as a Required Lender
BY: BlackRock Financial Management, Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite XIV, Limited,
as a Required Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite XV, Limited,
as a Required Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Magnetite XVI, Limited,
as a Required Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Marathon CLO VIII Ltd.,
as a Required Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Required Lender

By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

NZCG Funding 2 Limited,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Ocean Trails CLO VI, as a Required Lender

By: West Gate Horizons Advisors LLC as Asset Manager
Name:
Title:

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

[Signature Page to the First Amendment to First Lien Credit Agreement]

OCP CLO 2014-6, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to the First Amendment to First Lien Credit Agreement]

OCP CLO 2014-7, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to the First Amendment to First Lien Credit Agreement]

OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to the First Amendment to First Lien Credit Agreement]

OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners 24, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners 25, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XIX, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XV, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XVI, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XVII, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XVIII, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XX, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XXII, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Investment Partners XXIII, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Octagon Loan Funding, Ltd.,
as a Required Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Permanens Capital Floating Rate Fund LP,
as a Required Lender
BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Post Senior Loan Master Fund, L.P.,
as a Required Lender
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ David Kim
Name: David Kim
Title: Managing Director - Portfolio Manager

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Qantas Superannuation Plan,
as a Required Lender
By: Sankaty Advisors, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Race Point IX CLO, Limited,
as a Required Lender
By: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Document Control Team

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Race Point VI CLO, Limited,
as a Required Lender
By: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Race Point VII CLO, Limited,
as a Required Lender
By: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Race Point VIII CLO, Limited,
as a Required Lender
By: Sankaty Advisors, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Red Fox Funding LLC, as a Required Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

REGATTA II FUNDING LP
By: Napier Park Global Capital (US) LP
attorney-in-fact,
as a Required Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

REGATTA III FUNDING LTD
By: Napier Park Global Capital (US) LP
attorney-in-fact,

as a Required Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

REGATTA IV FUNDING LTD
By: Napier Park Global Capital (US) LP
attorney-in-fact,

as a Required Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

REGATTA V FUNDING LTD
By: Napier Park Global Capital (US) LP
attorney-in-fact,

as a Required Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

REGATTA VI FUNDING LTD
By: Napier Park Global Capital (US) LP
attorney-in-fact,

as a Required Lender

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

Renaissance Reinsurance Ltd.,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

San Francisco City and County Employees’ Retirement System,
as a Required Lender
BY: Sankaty Advisors, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sankaty Senior Loan Fund (SRI), L.P., as a Required Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sankaty Senior Loan Fund Public Limited Company,
as a Required Lender
By: Sankaty Advisors, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sankaty Senior Loan Fund, L.P.,
as a Required Lender

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

SC PRO Loan VII Limited,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Seven Sticks CLO Ltd.,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC, as Portfolio Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sonoma County Employees’ Retirement Association,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sound Point CLO VI, Ltd.,
as a Required Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sound Point CLO VII, Ltd.,
as a Required Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
Name: Misha Shah
Title: CLO Operations Associate

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

South Carolina Retirement Systems Group Trust,
as a Required Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Required Lender
BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ David Kim
Name: david kim
Title: Managing Director - Portfolio Manager

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Sunsuper Pooled Superannuation Trust,
as a Required Lender
By: Sankaty Advisors, LP, Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Suzuka INKA,
as a Required Lender
By: Sankaty Advisors, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Swiss Capital PRO Loan VIII PLC,
as a Required Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

UBS AG. Stamford Branch
as a Required Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director
Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to the First Amendment to First Lien Credit Agreement]

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Required Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Venture XI CLO, Limited,
as a Required Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

VENTURE XII CLO, Limited,
as a Required Lender
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

VENTURE XIII CLO, Limited,
as a Required Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

VENTURE XIV CLO, Limited,
as a Required Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

VENTURE XV CLO, Limited,
as a Required Lender
By: its investment advisor
MIX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

VENTURE XVI CLO, Limited,
as a Required Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Venture XVII CLO Limited,
as a Required Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Venture XVIII CLO, Limited,
as a Required Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Venture XXI CLO, Limited,
as a Required Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Warehouse Funding Avery Point VII CLO, LLC,
as a Required Lender
By: Sankaty Advisors, LP, as Warehouse Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Document Control Team

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

ZAIS CLO 4, LIMITED,
as a Required Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Zilux Senior Loan Fund,
as a Required Lender
BY: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

By:
Name:
Title:

[Signature Page to the First Amendment to First Lien Credit Agreement]

Schedule I

First Amendment Additional Term Loan Commitments

First Amendment Incremental Term Lender		Percentage
Goldman Sachs Lending Partners, LLC	$110,000,000	100%
Total:	$110,000,000.00	100%

Schedule 1.01A

Commitments

Initial Term Commitment -

Term Lender		Percentage
On file with the Administrative Agent	$330,000,000.00	On file with the Administrative Agent
Total:	$330,000,000.00	100%

First Amendment Additional Term Loan Commitment -

First Amendment Incremental Term Lender		Percentage
Goldman Sachs Lending Partners, LLC	$110,000,000	100%
Total:	$110,000,000.00	100%

Revolving Credit Commitment -

Revolving Credit Lender		Percentage
Goldman Sachs Lending Partners, LLC	$13,500,000.00	22.5%
Nomura Corporate Funding Americas, LLC	$13,500,000.00	22.5%
KeyBank National Association	$18,000,000.00	30.0%
ING Capital LLC	$15,000,000.00	25%
Total:	$60,000,000.00	100%

Schedule 1.01C

Disqualified Lenders

1.	Symphony Technology Group

2.	Providence

3.	Third Avenue

4.	Cap Re

5.	Litespeed

Schedule 5.11

Subsidiaries and Other Equity Investments

Issuer/Subsidiary	Jurisdiction	Record Owner	Percentage of Ownership
Sterling Midco Holdings, Inc.	Delaware	Sterling Intermediate Corp.	100%
Sterling Infosystems Holdings, Inc.	Delaware	Sterling Holdings Ultimate Parent, Inc.	100%
Sterling Infosystems, Inc.	Delaware	Sterling Infosystems Holdings, Inc.	100%
Bishops Services, Inc.	Delaware	Sterling Infosystems, Inc.	100%
Abso	California	Sterling Infosystems, Inc.	100%
Screening International LLC	Delaware	Sterling Infosystems, Inc.	100%
Sterling Information Resources India Private Limited	India	Sterling Infosystems, Inc.	99.99%
The Premier Company	Colorado	Sterling Infosystems, Inc.	100%
Sterling Infosystems - Ohio, Inc.	Arkansas	Sterling Infosystems, Inc.	100%
Sterling Canada Acquisition Corporation	British Columbia, Canada	Sterling Infosystems, Inc.	100%
Sterling Business Process Outsourcing Center Philippines, Inc.	Philippines	Sterling Infosystems, Inc.	99.95%
Unisource Screening & Information, Inc.	Nevada	Abso	100%
American Background Information Services, Inc.	Virginia	Screening International LLC	100%
Sterling Infosystems Limited (f/k/a “Aperion Screening Limited”)	United Kingdom	Screening International LLC	100%
Checkwell Solutions Corporation	British Columbia, Canada	Sterling Canada Acquisition Corporation	100%
Checkwell Decision Corp.	Washington	Checkwell Solutions Corporation	100%
Checkwell Decision Inc.	Philippines	Checkwell Solutions Corporation	99.99%
Sterling Backcheck Canada Corp.	British Columbia, Canada	Checkwell Solutions Corporation	100%
Sterling Backcheck UK Limited	United Kingdom	Checkwell Solutions Corporation	100%
ExitCheck Ltd	United Kingdom	Checkwell Solutions Corporation	100%
Backcheck Limited	United Kingdom	Checkwell Solutions Corporation	100%
MoraleCheck Ltd	United Kingdom	Checkwell Solutions Corporation	100%
Sterling Credit Screening, Inc.	Delaware	Sterling Infosystems, Inc.	100%
Sterling Protective Systems, Inc.	New York	Sterling Infosystems, Inc.	100%
Data-Quik Direct, Inc.	New York	Sterling Infosystems, Inc.	100%
TalentWise, Inc.	Delaware	Sterling Infosystems, Inc.	100%
EmployeeScreenIQ, Inc.	Ohio	Sterling Infosystems, Inc.	100%